CERTIFICATION OF ADOPTION OF RESOLUTIONS

THE UNDERSIGNED HEREBY CERTIFIES individually and on behalf of the following Delaware statutory trusts and their constituent funds (the “Funds”):

Vanguard Admiral Funds, a series fund consisting of:
Vanguard S&P 500 Growth Index Fund
Vanguard S&P 500 Value Index Fund
Vanguard S&P Mid-Cap 400 Growth Index Fund
Vanguard S&P Mid-Cap 400 Index Fund
Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard S&P Small-Cap 600 Growth Index Fund
Vanguard S&P Small-Cap 600 Index Fund
Vanguard S&P Small-Cap 600 Value Index Fund
Vanguard Treasury Money Market Fund
Vanguard Bond Index Funds, a series fund consisting of:
Vanguard Inflation-Protected Securities Fund
Vanguard Intermediate-Term Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Total Bond Market Index Fund
Vanguard Total Bond Market II Index Fund
Vanguard California Tax-Free Funds, a series fund consisting of:
Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard California Long-Term Tax-Exempt Fund
Vanguard California Municipal Money Market Fund
Vanguard Charlotte Funds, a series fund consisting of:
Vanguard Total International Bond Index Fund
Vanguard Chester Funds, a series fund consisting of:
Vanguard Institutional Target Retirement Income Fund
Vanguard Institutional Target Retirement 2015 Fund
Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund
Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2065 Fund
Vanguard PRIMECAP Fund
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund

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Vanguard Target Retirement 2065 Fund
Vanguard CMT Funds, a series fund consisting of:
Vanguard Market Liquidity Fund
Vanguard Municipal Cash Management Fund
Vanguard Convertible Securities Fund
Vanguard Explorer Fund
Vanguard Fenway Funds, a series fund consisting of:
Vanguard Equity Income Fund
Vanguard PRIMECAP Core Fund
Vanguard Fixed Income Securities Funds, a series fund consisting of:
Vanguard GNMA Fund
Vanguard High-Yield Corporate Fund
Vanguard Intermediate-Term Investment-Grade Fund
Vanguard Intermediate-Term Treasury Fund
Vanguard Long-Term Investment-Grade Fund
Vanguard Long-Term Treasury Fund
Vanguard Real Estate II Index Fund
Vanguard Short-Term Federal Fund
Vanguard Short-Term Investment-Grade Fund
Vanguard Short-Term Treasury Fund
Vanguard Ultra-Short-Term Bond Fund
Vanguard Horizon Funds, a series fund consisting of:
Vanguard Capital Opportunity Fund
Vanguard Global Equity Fund
Vanguard Strategic Equity Fund
Vanguard Strategic Small-Cap Equity Fund
Vanguard Index Funds, a series fund consisting of:
Vanguard 500 Index Fund
Vanguard Extended Market Index Fund
Vanguard Growth Index Fund
Vanguard Large-Cap Index Fund
Vanguard Mid-Cap Growth Index Fund
Vanguard Mid-Cap Index Fund
Vanguard Mid-Cap Value Index Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Small-Cap Index Fund
Vanguard Small-Cap Value Index Fund
Vanguard Total Stock Market Index Fund
Vanguard Value Index Fund
Vanguard Institutional Index Funds, a series fund consisting of:
Vanguard Institutional Index Fund
Vanguard Institutional Total Stock Market Index Fund
Vanguard International Equity Index Funds, a series fund consisting of:
Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard FTSE All-World Ex-US Index Fund
Vanguard FTSE All-World Ex-US Small-Cap Index Fund
Vanguard Global ex-U.S. Real Estate Index Fund
Vanguard Pacific Stock Index Fund
Vanguard Total World Stock Index Fund
Vanguard Malvern Funds, a series fund consisting of:
Vanguard Capital Value Fund
Vanguard Core Bond Fund
Vanguard Emerging Markets Bond Fund
Vanguard Institutional Intermediate-Term Bond Fund
Vanguard Institutional Short-Term Bond Fund

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Vanguard Short-Term Inflation-Protected Securities Index Fund
Vanguard U.S. Value Fund
Vanguard Massachusetts Tax-Exempt Funds, a series fund consisting of:
Vanguard Massachusetts Tax-Exempt Fund
Vanguard Money Market Reserves, a series fund consisting of:
Vanguard Federal Money Market Fund
Vanguard Prime Money Market Fund
Vanguard Montgomery Funds, a series fund consisting of:
Vanguard Market Neutral Fund
Vanguard Morgan Growth Fund
Vanguard Municipal Bond Funds, a series fund consisting of:
Vanguard High-Yield Tax-Exempt Fund
Vanguard Intermediate-Term Tax-Exempt Fund
Vanguard Limited-Term Tax-Exempt Fund
Vanguard Long-Term Tax Exempt Fund
Vanguard Short-Term Tax-Exempt Fund
Vanguard Municipal Money Market Fund
Vanguard Tax-Exempt Bond Index Fund
Vanguard New Jersey Tax-Free Funds, a series fund consisting of:
Vanguard New Jersey Long-Term Tax-Exempt Fund
Vanguard New Jersey Municipal Money Market Fund
Vanguard New York Tax-Free Funds, a series fund consisting of:
Vanguard New York Long-Term Tax-Exempt Fund
Vanguard New York Municipal Money Market Fund
Vanguard Ohio Tax-Free Funds, a series fund consisting of:
Vanguard Ohio Long-Term Tax-Exempt Fund
Vanguard Pennsylvania Tax-Free Funds, a series fund consisting of:
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Vanguard Pennsylvania Municipal Money Market Fund
Vanguard Quantitative Funds, a series fund consisting of:
Vanguard Growth and Income Fund
Vanguard Scottsdale Funds, a series fund consisting of:
Vanguard Explorer Value Fund
Vanguard Intermediate-Term Corporate Bond Index Fund
Vanguard Intermediate-Term Treasury Index Fund
Vanguard Long-Term Corporate Bond Index Fund
Vanguard Long-Term Treasury Index Fund
Vanguard Mortgage-Backed Securities Index Fund
Vanguard Russell 1000 Growth Index Fund
Vanguard Russell 1000 Index Fund
Vanguard Russell 1000 Value Index Fund
Vanguard Russell 2000 Growth Index Fund
Vanguard Russell 2000 Index Fund
Vanguard Russell 2000 Value Index Fund
Vanguard Russell 3000 Index Fund
Vanguard Short-Term Corporate Bond Index Fund
Vanguard Short-Term Treasury Index Fund
Vanguard Specialized Funds, a series fund consisting of:
Vanguard Dividend Appreciation Index Fund
Vanguard Dividend Growth Fund
Vanguard Energy Fund
Vanguard Health Care Fund
Vanguard Precious Metals and Mining Fund
Vanguard Real Estate Index Fund
Vanguard STAR Funds, a series fund consisting of:
Vanguard LifeStrategy Conservative Growth Fund

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Vanguard LifeStrategy Growth Fund
Vanguard LifeStrategy Income Fund
Vanguard LifeStrategy Moderate Growth Fund
Vanguard STAR Fund
Vanguard Total International Stock Index Fund
Vanguard Tax-Managed Funds, a series fund consisting of:
Vanguard Developed Markets Index Fund
Vanguard Tax-Managed Balanced Fund
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Small-Cap Fund
Vanguard Trustees’ Equity Fund, a series fund consisting of:
Vanguard Alternative Strategies Fund
Vanguard Diversified Equity Fund
Vanguard Emerging Markets Select Stock Fund
Vanguard International Value Fund
Vanguard Valley Forge Funds, a series fund consisting of:
Vanguard Balanced Index Fund
Vanguard Managed Payout Fund
Vanguard Variable Insurance Funds, a series fund consisting of:
Vanguard Balanced Portfolio
Vanguard Capital Growth Portfolio
Vanguard Conservative Allocation Portfolio
Vanguard Diversified Value Portfolio
Vanguard Equity Income Portfolio
Vanguard Equity Index Portfolio
Vanguard Global Bond Index Portfolio
Vanguard Growth Portfolio
Vanguard High Yield Bond Portfolio
Vanguard International Portfolio
Vanguard Mid-Cap Index Portfolio
Vanguard Moderate Allocation Portfolio
Vanguard Money Market Portfolio
Vanguard Real Estate Index Portfolio
Vanguard Short-Term Investment-Grade Portfolio
Vanguard Small Company Growth Portfolio
Vanguard Total Bond Market Index Portfolio
Vanguard Total International Stock Market Index Portfolio
Vanguard Total Stock Market Index Portfolio
Vanguard Wellesley Income Fund
Vanguard Wellington Fund, a series fund consisting of:
Vanguard U.S. Liquidity Factor ETF
Vanguard U.S. Minimum Volatility Factor ETF
Vanguard U.S. Momentum Factor ETF
Vanguard U.S. Multifactor ETF
Vanguard U.S. Multifactor Fund
Vanguard U.S. Quality Factor ETF
Vanguard U.S. Value Factor ETF
Vanguard Wellington Fund
Vanguard Whitehall Funds, a series fund consisting of:
Vanguard Emerging Markets Government Bond Index Fund
Vanguard Global Minimum Volatility Fund
Vanguard High Dividend Yield Index Fund
Vanguard International Dividend Appreciation Index Fund
Vanguard International Explorer Fund
Vanguard International High Dividend Yield Index Fund
Vanguard Mid-Cap Growth Fund

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Vanguard Selected Value Fund
Vanguard Windsor Funds, a series fund consisting of:
Vanguard Windsor Fund
Vanguard Windsor II Fund
Vanguard World Fund, a series fund consisting of:
Vanguard Communication Services Index Fund
Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Extended Duration Treasury Index Fund
Vanguard FTSE Social Index Fund
Vanguard Financials Index Fund
Vanguard Global Wellesley Income Fund
Vanguard Global Wellington Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard International Growth Fund
Vanguard Materials Index Fund
Vanguard Mega Cap Growth Index Fund
Vanguard Mega Cap Index Fund
Vanguard Mega Cap Value Index Fund
Vanguard U.S. Growth Fund
Vanguard Utilities Index Fund

that I am the duly elected and qualified Assistant Secretary of each of the Funds, and that set forth below is a true and correct copy of resolutions duly adopted by a majority of the Trustees who are not interested persons of the Funds at meetings of the Board of Trustees of each of the Funds (each, a “Board”) duly held on July 26 & 27, 2018, and that such resolutions have not been amended or rescinded and are now in full force and effect:

RESOLVED, that the form and amount of the joint insured fidelity bond maintained through ICI Mutual Insurance Company (“ICI Mutual”) in the aggregate amount of $400 million covering the Vanguard Funds (“Funds”), The Vanguard Group, Inc. (“Vanguard”), and Vanguard Marketing Corporation, for the 12-month period ending July 31, 2019, is approved by the Board, including a majority of the Trustees of the Board that are not interested persons of any Fund (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), in substantially the form presented at the meeting with such changes as management, in consultation with counsel, deems necessary or appropriate;

RESOLVED, that the Board, including a majority of the Independent Trustees, determines that the form and amount of fidelity bond coverage is reasonable after consideration of all factors deemed relevant by the Board, including, but not limited to, the value of the Funds’ assets; the Board-approved expense-sharing methodology; the capacity of the insurance marketplace; the other parties named as insureds; the nature of the business activities of the other insureds; the ratable allocation of the premium among the parties named as insured; the arrangements made for the custody and safekeeping of the Funds’ assets; the Funds’ internal controls; and the nature of the securities in the Funds’ portfolios;

FURTHER RESOLVED, that the officers of each Fund, individually, are authorized and directed to execute such other documents and take such other action as may be deemed necessary or appropriate to effect the intent of the foregoing resolutions and maintain each Fund’s fidelity bond including, but not limited to, changing or amending the recovery allocation agreement (the “Agreement”) as the officers, in consultation with counsel, deem necessary or appropriate, and executing the Agreement on behalf of each Fund; and

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FURTHER RESOLVED, that the officers of the Funds are hereby authorized to make the filings and give the notices required by Rule 17g-1(g) under the 1940 Act;

     IN WITNESS WHEREOF, I have executed this Certification as of this 14th day of September, 2018.

/s/ Laura J. Merianos
Laura J. Merianos
Assistant Secretary

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